UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2017

1st Source Corporation
(Exact name of registrant as specified in its charter)

Indiana	0-6233	35-1068133
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 North Michigan Street, South Bend, Indiana 46601
(Address of principal executive offices) (Zip Code)

574-235-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement with James R. Seitz

1st Source Corporation (the “Company”) has entered into an employment agreement, dated May 23, 2017 (the “Employment Agreement”), setting forth the terms under which James R. Seitz will continue employment with the title of President of the Company and of the Company’s subsidiary, 1st Source Bank. The Employment Agreement is effective May 23, 2017 and automatically renews for subsequent one-year terms unless either party gives written notice of non-renewal on or before September 30 of the then-current term, in which case no further automatic extension shall occur and the term of the Employment Agreement shall end on December 31 of such year. The Employment Agreement provides for an annual base salary of $340,000, participation in the Employer’s Executive Incentive Plan, and participation, at a level commensurate with his position, in all benefit plans the Company presently has or hereafter adopts for its officers or employees, including (without limitation) directors’ and officers’ liability insurance, pension, profit sharing, stock option or any group life or health insurance, hospitalization or other similar plans.

The Employment Agreement is filed herewith as Exhibit 10(a)(4) and this disclosure is qualified in its entirety by reference to the Employment Agreement.

Employment Agreement with Jeffrey L. Buhr

1st Source Corporation (the “Company”) has entered into an employment agreement, dated May 23, 2017 (the “Employment Agreement”), setting forth the terms under which Jeffrey L. Buhr will continue employment with the titles of Executive Vice President and Chief Credit Officer of the Company’s subsidiary, 1st Source Bank. The Employment Agreement is effective May 23, 2017 and automatically renews for subsequent one-year terms unless either party gives written notice of non-renewal on or before September 30 of the then-current term, in which case no further automatic extension shall occur and the term of the Employment Agreement shall end on December 31 of such year. The Employment Agreement provides for an annual base salary of $300,000, participation in the Employer’s Executive Incentive Plan, and participation, at a level commensurate with his position, in all benefit plans the Company presently has or hereafter adopts for its officers or employees, including (without limitation) directors’ and officers’ liability insurance, pension, profit sharing, stock option or any group life or health insurance, hospitalization or other similar plans.

The Employment Agreement is filed herewith as Exhibit 10(a)(5) and this disclosure is qualified in its entirety by reference to the Employment Agreement.

ITEM 9.01    Financial Statements and Exhibits.

Exhibit 10(a)(4):Employment Agreement dated May 23, 2017 between 1st Source Corporation and James R. Seitz

Exhibit 10(a)(5):Employment Agreement dated May 23, 2017 between 1st Source Corporation and Jeffrey L. Buhr

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st SOURCE CORPORATION
(Registrant)

Date: May 24, 2017	/s/ ANDREA G. SHORT
Andrea G. Short
Treasurer and Chief Financial Officer
Principal Accounting Officer